Supplement dated February 28, 2002*
                         to the following prospectuses:

American Express Signature Variable Annuity(R) dated July 23, 2001 (43444 E (7/01))
American Express(R) Signature One Variable Annuity dated November 7, 2001 (240192 F (11/01))
American Express Signature Variable Universal Life(SM) dated May 1, 2001 (S-6482 D (5/01))

As of May 1, 2002, the Goldman Sachs Variable Insurance Trust ("VIT") Goldman Sachs VIT Internet Tollkeeper Fund(SM) and the Goldman Sachs VIT Global Income Fund (the "Funds") will no longer be available as investment options under the contract or policy. We are seeking regulatory approval to move all contract or policy values remaining in any subaccounts investing in these Funds to the AXP(R) Variable Portfolio - Cash Management Fund on May 1, 2002. If approved, automatic allocations such as account re-balancing and DCA will be reallocated to the AXP(R) Variable Portfolio - Cash Management Fund on that day. In addition, all contract or policy values remaining in any subaccounts investing in these Funds will be transferred to the AXP(R) Variable Portfolio - Cash Management Fund on May 1, 2002.

In the alternative, we are seeking regulatory approval to substitute these Funds with two other funds on or about May 1, 2002. For all contract or policy values remaining in any subaccounts investing in the Goldman Sachs VIT Internet Tollkeeper Fund(SM), we will substitute subaccounts investing in the Goldman Sachs VIT Core(SM) U.S. Equity Fund. For those subaccounts currently invested in the Goldman Sachs VIT Global Income Fund, we will substitute a general corporate bond fund with lower expense levels than the Global Income Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.


43444-14 A (3/02)
*Valid until April 30, 2002